United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

THERMO FISHER SCIENTIFIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 622-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 15, 2017, Thermo Fisher Scientific Inc. (“Thermo Fisher”) and Patheon N.V. (“Patheon”) issued a joint press release announcing the execution of a Purchase Agreement by and among Thermo Fisher, Thermo Fisher (CN) Luxembourg S.à r.l., a wholly owned subsidiary of Thermo Fisher (“Buyer”) and Patheon, pursuant to which, upon the terms and subject to the conditions thereof, Buyer will commence a tender offer to purchase all of the outstanding ordinary shares of Patheon. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on May 15, 2017, Thermo Fisher provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. A copy of the presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

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Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent and pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the transaction, Patheon’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the U.S. Securities and Exchange Commission (“SEC”) and available in the “Investors” section of Thermo Fisher’s website, ir.thermofisher.com, under the heading “SEC Filings,” and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC, and in Patheon’s Annual Report on Form 10-K for the year ended October 31, 2016 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended January 31, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Patheon’s website, ir.patheon.com, under the heading “SEC Filings,” and in other documents Patheon files with the SEC. While Thermo Fisher or Patheon may elect to update forward-looking statements at some point in the future, Thermo Fisher and Patheon specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or Patheon’s views as of any date subsequent to today.

Additional Information and Where to Find It

The tender offer referenced herein has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of Patheon or any other securities, nor is it a substitute for the tender offer materials that Thermo Fisher and its acquisition subsidiary will file with the SEC. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Thermo Fisher and/or its acquisition subsidiary and a solicitation/recommendation statement on Schedule 14D-9 will be filed with the SEC by Patheon with respect to the tender offer. The offer to purchase all of the outstanding ordinary shares of Patheon will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. Patheon will also file a proxy statement with the SEC in connection with the extraordinary general meeting of shareholders of Patheon at which the Patheon shareholders will vote on certain proposed resolutions in connection with the transaction (the “EGM Proposals”).

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS OF PATHEON ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION.

The tender offer materials (including the offer to purchase and the related letter of transmittal and certain other tender offer documents), the solicitation/recommendation statement and the proxy statement (when they become available) and other documents filed with the SEC by Thermo Fisher or Patheon, may be obtained free of charge at the SEC’s website at www.sec.gov or at Patheon’s website at www.patheon.com or by contacting Patheon’s investor relations department at 919-226-3165 or at Thermo Fisher’s website at www.thermofisher.com or by contacting Thermo Fisher’s investor relations department at 781-622-1111. In addition, investors and shareholders of Patheon may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the tender offer statement on Schedule TO.

Participants in the Solicitation

Patheon, its directors and executive officers and other members of its management and employees, as well as Thermo Fisher and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Patheon’s shareholders in connection with the EGM Proposals. Information about Patheon’s directors and executive officers and their ownership of Patheon ordinary shares is set forth in the proxy statement for Patheon’s 2017 annual general meeting of shareholders, which was filed with the SEC on January 26, 2017. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2017 annual meeting of stockholders, which was filed with the SEC on April 4, 2017. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Patheon’s directors and executive officers in the transaction, which may be different than those of Patheon’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit 99.1	Joint Press Release of Thermo Fisher Scientific Inc. and Patheon N.V., dated May 15, 2017.

Exhibit 99.2	Investor Presentation, dated May 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date: May 15, 2017	By:	/s/ Seth H. Hoogasian
Name: Seth H. Hoogasian Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Joint Press Release of Thermo Fisher Scientific Inc. and Patheon N.V., dated May 15, 2017.

Exhibit 99.2	Investor Presentation, dated May 15, 2017.